Stephens Inc. Spring Investor Conference NASDAQ: RNST June 2007 Exhibit 99.1

This presentation contains forward looking statements with respect to financial condition, results of operations and business of Renasant Corporation (“Renasant”) and Capital Bancorp,
Inc. (“Capital”). These forward looking statements include, but are not limited to, statements about (i) the expected  benefits of the transaction between Renasant and Capital and between
Renasant Bank and Capital Bank, including future financial and operating results, cost savings, enhanced revenues and expected market position of the combined company that may be realized from the transaction and (ii) Renasant and Capital’s plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts. Other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,”
“seeks,” “estimates,” “targets,” “projects” or words of similar meaning generally are intended to identify forward looking statements. These statements are based upon the current beliefs and expectations of Renasant’s and Capital’s management and are inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond their respective control. In addition, these forwardlooking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from those indicated or implied in the forward looking statements. Neither
Renasant nor Capital assume any obligation to update forward looking statements
Forward Looking Statement

NOTE TO INVESTORS:
Renasant has filed a Registration Statement on Form S-4 (Registration No. 333- 141449) with the
Securities and Exchange Commission (the “SEC”) containing a preliminary proxy statement/
prospectus relating to the proposed merger of Capital into Renasant. After the SEC declared the
Registration Statement effective, the proxy statement/ prospectus was mailed to Capital shareholders and, if required by applicable laws or regulations, to shareholders of Renasant. INVESTORS AND
SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME
AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE
COMPANY, CAPITAL AND THE PROPOSED MERGER.
Renasant, Capital and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Capital’s shareholders and, if approval by Renasant’s shareholders is required, Renasant’s shareholders. Information about Renasant, Capital and their respective directors and executive officers and their ownership of Renasant or Capital common stock, as applicable, will be set forth or incorporated by reference in the definitive proxy statement/
prospectus for the merger when it becomes available. The proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Renasant or
Capital with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC by Renasant by directing a written request to Renasant Corporation, 209 Troy Street, Tupelo, Mississippi 38804
Attention: Investor Relations, and free copies of the documents filed with the SEC by Capital by directing a written request to Capital Bancorp, Inc., 1816 Hayes Street, Nashville, Tennessee 37203.
Forward Looking Statement

Corporate Overview
Management change in 2001
Initially focused primarily on earnings improvement and
profitability
In 2004, directed focus on enhancing footprint through strategic acquisitions
Refocus on earnings improvement
Operate 70* banking and insurance offices in AL, TN and MS
Pro forma financial highlights at March 31, 2007:*
Assets $3.38 billion
Loans 2.40
Deposits 2.74
*Pro forma for proposed acquisition of Capital Bancorp, Inc.

Investment Highlights
Experienced management team
Footprint covers attractive banking markets
throughout Southeast
Strong financial performance
Diversified revenue sources
Continued focus on credit quality

Experienced Management Team
21 43 President – Renasant Mississippi Scott Cochran
30 58 Chairman & CEO, Capital R. Rick Hart*
28 48 Chief Administrative Officer Mitch Waycaster
37 59 Chief Credit Policy Officer Claude Springfield, III
31 54 President – Renasant Alabama Larry Mathews
36 58 Chief Credit Officer Harold Livingston
30 53 Chief Financial Officer Stuart Johnson
29 50 Chief Information Officer Jim Gray
27 51 General Counsel Steve Corban
31 56 President – Renasant Tennessee Frank Cianciola
38 60 Chairman & CEO E. Robinson McGraw
Years of
Experience Age Title Name
*Mr. Hart will join the Renasant management team upon the completion of Renasant’s proposed acquisition of Capital

Market Expansion
Identified 4 growth markets: Memphis, Huntsville, Birmingham and
Nashville
Targeted key people in these markets
Successfully completed 2 mergers and entered 2 markets de novo.
Capital merger expected to close in 3
rd
quarter of 2007
80% of our loans and 70% of our deposits are projected to be in growth markets by 2010
MS
46%
TN
32%
AL
22%
MS
100%
Location of Assets in 2000 Location of Assets in 2007* Proj. Location of Assets in 2010
*Pro forma for proposed acquisition of Capital Bancorp, Inc.
MS
38%
TN
41%
AL
21%

•
• Tupelo is the 3rd most active micropolitan area
Tupelo is the 3rd most active micropolitan area
for business and industry expansion
for business and industry expansion
• New Toyota plant to be located in the heart of
New Toyota plant to be located in the heart of
Renasant’s legacy market
Renasant’s legacy market
•
• Oxford was named by Fortune as one of the
Oxford was named by Fortune as one of the
“Top 20 Places in the World to Retire”
“Top 20 Places in the World to Retire”
Banking Markets – Tupelo/Oxford

Baker
New Albany
Union Hill
Center
Parks
348
9
Corrona
Branyan
45
MISSISSIPPI
Blue Springs
15
78
Saltillo
Ecru
Center Hill Rd
Sherman
9
Endville Rd
45
Tupelo
Trace State Park
6
Pontotoc
Furr s Rd
Natchez Trace Pkwy
Palmetto Rd
6

Market Developments – Toyota Plant
Renasant Headquarters
Renasant Location
Toyota Plant
Union
Lee
Pontotoc
Toyota recently selected the Tupelo
area for the location of its Highlander
SUV production plant
Over 25 states competed for the plant
The site encourages the relocation of
Toyota suppliers to the region
36 RNST locations are located within
60 miles of the future plant
representing 78% of our Mississippi
deposits (excluding DeSoto County)
RNST has 16 mature branch locations
with deposits totaling $576 million in
the 3 surrounding counties

Market Developments – Toyota Plant
Plant is expected to increase private
employment in the area 17% by 2011
Toyota is expected to donate $50
million over the next 10 years to local
schools
Manufacturing employee wages of
$20 an hour will rank among the
highest in the region
Annual
Payroll
Jobs ($MM)
Direct Toyota Jobs: 2,000 $122
     Workers employed directly by Toyota
Indirect Jobs: 4,900 168
     Resulting from the relocation of Toyota suppliers
Induced Jobs: 1,402 28
     Resulting from stimulated economic growth in the area
Construction Jobs: 2,232 161
     Jobs created during the 2 year construction period
Local Governmental Jobs: 278 9
Total Estimated Impact 10,812 $488
Investment
($MM)
Public Infrastructure: $136.6
Educational Enhancement: 80.0
Site Prep: 67.0
Other: 10.3
Total State Investment / Incentives $293.9
Location: 10 mi. NW of Tupelo
Annual Production: 150,000 SUV's
Commencing Production: 2010
Investment in Plant Facility: $1.3 Billion
State Investment / Incentives
Employment Impact by 2011
Project Overview
Source: The Mississippi Development Authority.
Source: The Mississippi Development Authority.

Market Developments – Toyota Plant
Toyota Plant and Nissan Plant Impact Comparison
Toyota Plant (Tupelo Region)
• Expected Production: 2010
• Anticipated $1.3 Billion Capital
Investment
• Core Site Size: 1,700 Acres
• Direct Workers Est. at Start: 2,000
• Est. Spin-off from Suppliers: ?????
Nissan Plant (Jackson Region)
• Began Production: 2003
• $1.4 Billion Capital Investment
• Core Site Size: 1,400 Acres
• Direct Workers at Start: 2,000
• Direct Workers Current: 5,000
• Total Spin-off jobs from Suppliers
by 2010: 26,000
The first full year of Nissan production – Madison County tax receipts increased $250 million.
Nissan officials predicted that for every job created at the plant, six new spin-off jobs would be created.

• 5 locations in Huntsville/Decatur
5 locations in Huntsville/Decatur
•
• Huntsville and Decatur expecting 5,000 Military
Huntsville and Decatur expecting 5,000 Military
and 10,000 civilian families due to BRAC
and 10,000 civilian families due to BRAC
•
• Huntsville is a Top 10 city for job growth and
Huntsville is a Top 10 city for job growth and
affordability
affordability
•
• 2 new locations planned for Huntsville by 2010
2 new locations planned for Huntsville by 2010
Banking Markets – Huntsville

• 5 locations in Birmingham
5 locations in Birmingham
•
• Top 10 Southeastern Technology Center
Top 10 Southeastern Technology Center
•
• Eighth best place in the nation for entrepreneurs
Eighth best place in the nation for entrepreneurs
•
• 2 branch relocations planned by 2009
2 branch relocations planned by 2009
•
• 1 new location planned by 2010
1 new location planned by 2010
Banking Markets – Birmingham

•
• 10 locations in the Memphis MSA.  4 locations
10 locations in the Memphis MSA.  4 locations
in desirable markets east of Memphis and 6
in desirable markets east of Memphis and 6
locations in DeSoto County
locations in DeSoto County
•
• DeSoto is the fastest growing county in
DeSoto is the fastest growing county in
Mississippi
Mississippi
and
and
29
29
th
fastest
fastest
growing
growing
county
county
in
in
the
the
United States
United States
•
• 1 new location in DeSoto County by 2010
1 new location in DeSoto County by 2010
Banking Markets – Memphis/DeSoto County

Nashville
Nashville
Brentwood
Franklin
TENNESSEE
Cordova
Memphis
Germantown
Collierville
Horn Lake
Olive Branch
Corinth
Southaven
Hernando
Chattanooga
Huntsville
New Albany

•
• Will operate 7 locations after completing
Will operate 7 locations after completing
proposed acquisition of Capital Bancorp
proposed acquisition of Capital Bancorp
•
• Ranked as a top city for industry expansion
Ranked as a top city for industry expansion
3 years in a Row
3 years in a Row
•
• Diverse economy –
Diverse economy –
not reliant on any one
not reliant on any one
industry or business
industry or business
•
• 2 new locations in Williamson County by 2010
2 new locations in Williamson County by 2010
Banking Markets – Nashville

0.86
1.10
1.34
0.86
1.13
1.42
1.14
1.32
1.71
1.65
1.87
2.40
2.29
2.57
3.22
0.00
0.90
1.80
2.70
3.60
2002 2003 2004 2005 2006*
Loans Deposits Assets
Strong Growth
Balance Sheet Growth ($ Billions)
*Pro forma for proposed acquisition of Capital Bancorp, Inc.
2002 – 2006 CAGR
Assets: 24.4%
Loans: 27.7
Deposits:         23.7
2005 – 2006 Organic CAGR
Assets: 7.8%
Loans: 9.2
Deposits:                  11.4

Loan Portfolio Composition
Multifamily
2%
Consumer
4%
C&I
12%
Other
1%
C&I
(secured
by CRE)
12%
Land
Development
10%
Construction
14%
1-4 Family
28%
CRE
17%
(Pro forma for proposed Capital Bancorp acquisition as of March 31, 2007)
Loan Portfolio by State
AL
22%
TN
36%
MS
42%
83% of our portfolio is secured by
real estate
Banking model is decentralized,
credit process is not
Credit team has large bank
experience and averages 28 years

Credit Quality
Charge Offs & Reserve Coverage (%)
NPAs / Assets (%)
0.42
1.42
0.20
1.53
0.32
1.26
0.20
1.12
0.07
1.07
0.04
1.06
0.00
0.40
0.80
1.20
1.60
2002 2003 2004 2005 2006 Q1 '07
NCOs / Avg Loans Reserves / Loans
0.50
0.64
0.64
0.44
0.61
0.48
0.39
0.00
0.25
0.50
0.75
1.00
2002 2003 2004 2005 2006 Q1 '07 May 31

Deposit Composition
Net new checking accounts
increased 18% in 2006
Loan / deposit ratio* = 87%
Our MS deposits are on
average 100 bps cheaper
than our growth markets
Deposits by State*
MS
55%
TN
28%
AL
17%
*Pro forma for proposed acquisition of Capital Bancorp, Inc.

Net Interest Margin
Approximately 48% of our loans are either variable rate or reprice within 3 months compared to approximately 46% of deposits
Stable to slightly declining margin outlook
Our modeling assumes unchanged rate environment
Net Interest Margin (%) Quarterly Net Interest Margin (%)
3.99
3.96
4.02
3.78 3.67
0.00
1.15
2.30
3.45
4.60
Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07
4.66
4.23
4.14
4.04
3.93
0.00
1.30
2.60
3.90
5.20
2002 2003 2004 2005 2006

Fee Income
Our goal is to keep our fee income ratio above 30%
We plan to introduce our insurance, mortgage and wealth management products in our expansion markets in the near future
High Performance Checking has significantly increased checking account openings
Mortgage business is prime-based; average loan size = $145,000 / LTV approximates 85%
In 2006, approximately 1/3 of 1% of volume was subprime
For 2007, no subprime production
Noninterest Income / Net Revenue (%)
36.9
33.4
27.6
12.3
0.0
10.0
20.0
30.0
40.0
RNST Pro Forma Peers CPBB
Data for most recent quarter available per SNL Financial.
Excludes gains / losses on sale of securities and nonrecurring income.
Peers include publicly traded banks in AL, FL, GA, LA, MS, SC and TN with assets between $2.0 billion and $14.0 billion.
20,000
25,000
30,000
35,000
40,000
45,000
50,000
2004 2005 2006
Total Noninterest Income ($)
'04 - '06 CAGR
19.3%

Capital Position
Target tangible equity / assets of at least 6.0%
19 consecutive years of cash dividend increases
11.41 9.68 Equity / Assets
8.51% 8.95% Leverage
5.98 6.14 Tangible Equity / Tangible Assets
11.91 12.31 Total Capital
10.88 11.31     Tier 1 Capital
Pro Forma* As Reported
Capital Ratios (March 31, 2007)
*Pro forma includes effect of proposed Capital acquisition and recently completed equity offering.

Equity Offering Summary
Shares Offered: 2,400,000
Over-Allotment Option: 360,000
Net Proceeds Raised: $58.1 million
Market Capitalization:* $504 million
Exchange / Symbol: NASDAQ / RNST
Use of Proceeds: - Fund cash portion of
Capital acquisition
Managers: Keefe, Bruyette & Woods
Stephens Inc.
FTN Midwest Securities Corp
* Pro forma for proposed acquisition of Capital Bancorp, Inc. and equity offering.

Investment Summary
Desirable Southeastern banking franchise
Franchise enhancement with proposed Capital acquisition
Strong financial performance with opportunities for
improvement
Capitalize on Toyota announcement
De novo opportunities
Consistent dividend history

NASDAQ: RNST June 2007 Stephens Inc. Spring Investor Conference